UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                 August 14, 2002
                Date of Report (Date of earliest event reported)

                    MID-AMERICA CAPITAL PARTNERS, L.P.
               (Exact Name of Registrant as Specified in Charter)

        TENNESSEE                                        62-1717980
(State of Incorporation)                             (I.R.S. Employer
                                                  Identification Number)

                         6584 POPLAR AVENUE, SUITE 300
                           MEMPHIS, TENNEESSEE 38138
                    (Address of principal executive offices)

                                 (901) 682-6600
              (Registrant's telephone number, including area code)

             (Former name or address, if changed since last report)
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ITEM 9.  Regulation FD


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Mid-America Capital Partners, L.P. (the "Partnership") on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, H. Eric Bolton, Jr., President and Chief Executive Officer of Mid-America Apartment Communities, Inc. certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Mid-America Capital Partners, L.P.
         By:  MAACP, Inc. (general partner)
                  By:  Mid-America Apartment Communities, Inc.

                        /s/H. Eric Bolton, Jr.
                        H. Eric Bolton, Jr.
                        President and Chief Executive Officer
                        August 14, 2002

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Mid-America Capital Partners, L.P. (the "Partnership") on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Simon R.C. Wadsworth, Chief Financial Officer of Mid-America Apartment Communities, Inc. certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Mid-America Capital Partners, L.P.
         By:  MAACP, Inc. (general partner)
                  By:  Mid-America Apartment Communities, Inc.

                        /s/Simon R.C. Wadsworth
                        Simon R.C. Wadsworth
                        Chief Financial Officer
                        August 14, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MID-AMERICA CAPITAL PARTNERS, L.P.

Date:  August 14, 2002              /s/Simon R.C. Wadsworth
                                    Simon R.C. Wadsworth
                                    President and Director
                                    (Principal Financial and Accounting Officer)